REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of November 11, 1999, by and among INTERACTIVE MAGIC, INC., a corporation organized under the laws of the State of North Carolina (the "COMPANY"), and RGC International Investors, LDC ("RGC"), James W. Stealey ("STEALEY"), Value Management & Research AG ("Value") and Vertical Financial Holdings ("VERTICAL" and, together with RGC, Value and Stealey and their respective affiliates and any assignee or transferee of all of their respective rights hereunder, the "INITIAL INVESTORS").

         WHEREAS:

         A. In connection with the Securities Purchase and Exchange Agreement, dated as of November 8, 1999, between the Company and RGC (the "SECURITIES PURCHASE AND EXCHANGE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions contained therein, (i) to issue to RGC in exchange for the Note (as defined in the Securities Purchase and Exchange Agreement) shares of its Series D Convertible Preferred Stock (the "PREFERRED STOCK") that are convertible into shares of the Company's common stock, par value $.10 per share (the "COMMON STOCK"), upon the terms and subject to the limitations and conditions set forth in the Articles of Amendment to the Company's Articles of Incorporation with respect to the Preferred Stock (the "ARTICLES OF AMENDMENT") and (ii) to issue and sell to RGC additional shares of Preferred Stock for cash.

         B. In connection with the Subscription Agreements (the "SUBSCRIPTION AGREEMENTS"), dated as of November 3, 4 and 9, 1999, the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to Stealey, Value and Vertical 1,000,000 shares, 400,000 shares and 700,000 shares, respectively, of the Company's Common Stock (the "COMMON SHARES").

         C. To induce the Initial Investors to execute and deliver the Securities Purchase and Exchange Agreement and the Subscription Agreements, as applicable, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Initial Investors hereby agree as follows:

         1.       DEFINITIONS.

                  a. As used in this Agreement, the following terms shall have the following meanings:

                           (i) "INVESTORS" means the Initial Investors and any
transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

                           (ii) "REGISTER," "REGISTERED," and "REGISTRATION"
refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and, pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

                           (iii) "REGISTRABLE SECURITIES" means (A) the
Conversion Shares issued and issuable upon conversion of or otherwise pursuant to the terms of the Preferred Stock (notwithstanding any limitations on conversion applicable to the Preferred Stock), (B) the Common Shares and (C) any shares of capital stock issued or issuable, from time to time (with any adjustments), as a distribution on or in exchange for or otherwise with respect to any of the foregoing (including, without limitation, any shares issued or issuable pursuant to Section 2(c) hereof).

                           (iv) "REGISTRATION STATEMENTS" means any registration
statements of the Company under the Securities Act.

                  b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase and Exchange Agreement.

         2.       REGISTRATION.

                  a. Mandatory Registration. The Company shall prepare and file with the SEC on or prior to the date which is 60 days after the Closing Date a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the consent of the Initial Investors, which consent will not be unreasonably withheld) covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the rules and regulations promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Preferred Stock to prevent dilution resulting from stock splits, stock dividends or similar transactions. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the aggregate number of (i) Common Shares, plus (ii) Conversion Shares that would be issuable upon conversion of the Preferred Stock (based on the Conversion Price (as defined in the Articles of Amendment)) without regard to any limitation on the Investors' ability to convert the Preferred Stock. The Company acknowledges that the number of shares initially included in the Registration Statement represents a good faith estimate of the maximum number of shares issuable upon the conversion of or otherwise pursuant to the Preferred Stock. The Registrable Securities included in the Registration Statement shall be allocated to the Investors as set forth in Section 11(k) hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Initial Investors and their respective counsel prior to its filing or other submission, which approval shall not be unreasonably withheld, provided that all information included in the Registration Statement regarding the Initial Investors, their ownership of securities of the Company and the plan of distribution of the Common Shares and the Conversion Shares shall conform to the information supplied by the Initial Investors for inclusion therein.

                  b. Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering (treating the Preferred Stock as fully converted for purposes of such calculation (notwithstanding any limitations on conversion applicable to the Preferred Stock)) shall have the right to select one legal counsel to represent the Investors and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investors elect not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investors participating in such underwritten offering and the Investors electing not to participate in such underwritten offering (including, without limitation, the ability of nonparticipating Investors to sell from time to time and at any time during the effectiveness of such Registration Statement).

                  c. Payments by the Company. The Company shall use its best efforts to cause the Registration Statement required to be filed pursuant to
Section 2(a) hereof to become effective as soon as practicable, but in no event later than the 120th day after the Closing Date (the "REGISTRATION DEADLINE"). If (i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC on or before the Registration Deadline, (ii) after the Registration Statement has been declared effective by the SEC and prior to the expiration of the Registration Period, sales of all the Registrable Securities cannot be made pursuant to the Registration Statement or (iii) the Common Stock is not listed or included for quotation on the Nasdaq National Market (the "NNM"), the Nasdaq SmallCap Market ("NASDAQ SMALLCAP"), the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX"), the OTC Bulletin Board, or such other exchange or market as the Company may designate and qualify under as its principal exchange at any time during the Registration Period, then the Company will make payments to the Investors in such amounts and at


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

such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of the Preferred Stock or Registrable Securities an amount equal to the stated value of the Preferred Stock then held by such holder (and, in the case of holders of Conversion Shares, the stated value of Preferred Stock from which such Conversion Shares were converted) or, in the case of Common Shares then held by such holder, the purchase price paid for such Common Shares pursuant to the applicable Subscription Agreement (in each case, the "AGGREGATE SHARE PRICE"), multiplied by (ii) one percent, multiplied by (iii) the sum of (x) the number of months (pro rated for partial months) after the Registration Deadline and prior to the date the Registration Statement filed pursuant to Section 2(a) is declared effective by the SEC, plus
(y) the number of months (prorated for partial months) prior to the expiration of the Registration Period that sales of all of the Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective (including, without limitation, when sales cannot be made by reason of the Company's failure to properly supplement or amend the prospectus included therein in accordance with the terms of this Agreement (including Section 3(b) hereof) or otherwise), plus (z) the number of months (prorated for partial months) prior to the expiration of the Registration Period that the Common Stock is not listed or included for quotation on the NNM, the Nasdaq SmallCap, the NYSE, the AMEX, the OTC Bulletin Board, or such other exchange or market as the Company may designate and qualify under as its principal exchange or that trading thereon is halted; PROVIDED, HOWEVER, that there shall be excluded from each such period any delays which are solely attributable to (i) the Investors' failure to review any Registration Statement (or any amendment or supplement thereto, or any request for acceleration of effectiveness thereof) and provide comments to the Company within three business days of receipt thereof pursuant to Section 2(a) hereof, (ii) the Investors' failure to timely provide information to the Company in accordance with Section 4(a) hereof, or (iii) changes (other than corrections of Company mistakes with respect to information previously provided by the Investors) required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution. For example, if the Registration Statement is not effective by the Registration Deadline, the Company would pay $10,000 for each $1,000,000 of Aggregate Share Price for each month after the Registration Deadline until the Registration Statement becomes effective (prorated for partial months). Such amounts shall be paid in cash. Payments of cash pursuant hereto shall be made within five days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than 30 days, interim payments shall be made for each such 30-day period. If any such payments of cash are not timely made, each Investor holding Preferred Stock can elect to add the amount of such payments to the stated value of the Preferred Stock then held by such Investor and such amounts shall thereafter be convertible into Common Stock at the "CONVERSION PRICE" (as defined in the Articles of Amendment). Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If any Investor holding Preferred Stock desires to convert the amounts due hereunder into Registrable Securities, it shall so notify the Company in writing at any time after the date on which such amounts become payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth under Section 6 of the Articles of Amendment), beginning on the last day upon which the cash amount would otherwise be due.

                  d. Piggy-Back Registrations. Subject to the last sentence of this Section 2(d), if at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such determination and, if within 15 days after the effective date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; PROVIDED, HOWEVER, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and PROVIDED FURTHER that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights. No right to registration of Registrable Securities under this Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the registration rights of the Investors pursuant to this Section 2(d) shall only be available in the event the Company fails to obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement.

                  e. Eligibility for Form S-3. The Company represents and warrants that it meets the registrant eligibility and transaction requirements for the use of Form S-3 for registration of the offer and sale by the Initial Investors and any other Investors of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

         3.       OBLIGATIONS OF THE COMPANY.

         In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

                  a. The Company shall prepare promptly and use its best efforts to file with the SEC the Registration Statement required by Section 2(a) as soon as practicable after the Closing Date, and use its best efforts to (i) cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Registration Deadline), and (ii) keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (A) the date on which all of the Registrable Securities have been sold and (B) the date on which all of the Registrable Securities (in the opinion of counsel to the Initial Investors) may be immediately sold to the public without registration or restriction (including, without limitation, as to volume by each holder thereof) under the Securities Act (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectus used in connection with the Registration Statements as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is, on any trading day (such trading day being the "REGISTRATION TRIGGER DATE"), insufficient to cover 100% of the Registrable Securities issued or issuable upon conversion of or otherwise pursuant to the Preferred Stock (without giving effect to any limitations on conversion contained in the Articles of Amendment) and 100% of the Common Shares, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover 125% of the Registrable Securities so issued or issuable (without giving effect to any limitations on conversion contained in the Articles of Amendment) as of the Registration Trigger Date, in each case, as soon as practicable, but in any event within 15 days after the Registration Trigger Date. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within 90 days after the Registration Trigger Date. The provisions of Section 2(c) above shall be applicable with respect to the Company's obligations under this Section 3(b).

                  c. The Company shall furnish to each Investor whose Registrable Securities are included in a Registration Statement (and its legal counsel) (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than the portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company will immediately notify each Investor by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

                  d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or "blue sky" laws of such jurisdictions in the United States as each Investor who holds Registrable Securities being offered reasonably requests in writing, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; PROVIDED, HOWEVER, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                  e. In the event the Investors who hold a majority in interest of the Registrable Securities being offered in the offering (with the approval of the Initial Investors holding a majority in interest of the Registrable Securities then held by all Initial Investors) (treating the Preferred Stock as fully converted for purposes of each such calculation (notwithstanding any limitations on conversion applicable to the Preferred Stock)) select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

                  f. As promptly as practicable after becoming aware of such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

                  g. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, use its best efforts to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

                  h. The Company shall permit legal counsel designated by each Initial Investor to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Investors, the Investors' beneficial ownership of securities of the Company or the Investors' intended method of disposition of Registrable Securities shall conform to the information provided to the Company in writing by each of the Investors.

                  i. The Company shall make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

                  j. At the request of any Investor, the Company shall, on the date that Registrable Securities are delivered to an underwriter for sale in connection with any Registration Statement (i) furnish an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors and (ii) use its best efforts to furnish a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters and the Investors.
                  k. The Company shall make available for inspection on reasonable notice and at reasonable times by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by each Initial Investor and (iv) one firm of attorneys retained by all such underwriters (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; PROVIDED, HOWEVER, that each Inspector shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

                  l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless
(i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. Subject to the foregoing limitation, the Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

                  m. The Company shall use its best efforts to (i) cause all the Registrable Securities covered by the Registration Statement to be quoted on the NNM or listed on the NYSE or the AMEX or another national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then quoted on the NNM or listed on a national securities exchange, secure the designation and quotation, of all the Registrable Securities covered by the Registration Statement on the Nasdaq SmallCap and, without limiting the generality of the foregoing, to arrange for or maintain at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

                  n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                  o. The Company shall cooperate with the Investors who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to any Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request, and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an opinion of such counsel in the form attached hereto as EXHIBIT 1.

                  p. At the request of any Investor, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution (solely with respect to such Investor's Registrable Securities) set forth in such Registration Statement.

                  q. The Company shall comply in all material respects with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC).

                  r. The Company shall not, and shall not agree to, allow the holders of any securities of the Company (other than those holders who, as of the date hereof, have a contractual right to require the Company to include their securities in any Registration Statement under Section 2(a) hereof and who have not, prior to the filing date of the Registration Statement, waived such right) to include any of their securities in any Registration Statement under
Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority in interest of the Registrable Securities.

                  s. The Company shall take all other reasonable actions necessary to effect the registration of Registrable Securities pursuant to a Registration Statement in accordance with the plan of distribution therein and applicable law.

         4.       OBLIGATIONS OF THE INVESTORS.

         In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company in writing such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor and each Investor shall respond within three business days after the date of receipt of such notice.

                  b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statements.

                  c. In the event Investors holding a majority in interest of the Registrable Securities being registered (treating the Preferred Stock as fully converted for purposes of such calculation (notwithstanding any limitations on conversion applicable to the Preferred Stock)) determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statements (provided that the Company's obligations hereunder with respect to any such Investor shall not be affected by any such election).

                  d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

                  e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

         5.       EXPENSES OF REGISTRATION.

         All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of counsel selected by each of the Initial Investors pursuant hereto (in an amount not to exceed $15,000 in the aggregate, or $5,000 for each of three counsels if the Initial Investors cannot agree on one counsel), shall be borne by the Company. In addition, the Company shall pay all of the Investors' costs and expenses (including reasonable legal fees) incurred in connection with the enforcement of the rights of the Investors hereunder.

         6.       INDEMNIFICATION.

         In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, and (ii) the directors, officers, partners, members, employees and agents of such Investor and each person who controls any Investor within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), if any, (iii) any underwriter (as defined in the Securities Act) for the Investors, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the Securities Act or the Exchange Act, if any (each, an "INDEMNIFIED PERSON"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "CLAIMS") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and
(iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

                  b. In connection with any Registration Statement in which an Investor is participating, each such Investor agrees, severally and not jointly, to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by an Indemnified Party under this Section 6(b) in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; PROVIDED, FURTHER, HOWEVER, that the Investor shall be liable under this Agreement (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; PROVIDED, HOWEVER, that, if the defendants include both the Indemnified Person or Indemnified Party, as the case may be, and the indemnifying party, an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of a majority in interest of the Initial Investors, if the Investors are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7.       CONTRIBUTION.

         To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; PROVIDED, HOWEVER, that
(i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in
Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS UNDER THE EXCHANGE ACT.

         With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144"), the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase and Exchange Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Investor so long as such Investor owns the Preferred Stock or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

         The rights of the Investors hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by each Investor to any permitted transferee of all or any portion of the shares of Preferred Stock or the Registrable Securities if:
(i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase and Exchange Agreement or the Subscription Agreements, as applicable, and (vi) such transferee shall be an "ACCREDITED INVESTOR" as that term defined in Rule 501 of Regulation D promulgated under the Securities Act.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

         Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, a majority in interest of the Initial Investors, based on the number of Registrable Securities then held by them (treating the Preferred Stock as fully converted for purposes of such calculation (notwithstanding any limitations on conversion applicable to the Preferred Stock)), and Investors who hold a majority in interest of the Registrable Securities (treating the Preferred Stock as fully converted for purposes of such calculation (notwithstanding any limitations on conversion applicable to the Preferred Stock)) or, in the case of a waiver, with the written consent of the party charged with the enforcement of any such provision. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each Investor and the Company.

         11.      MISCELLANEOUS.

                  a. A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                           Interactive Magic, Inc.
                           215 Southport Drive
                           Suite 1000
                           Morrisville, NC 27560
                           Facsimile: (919) 461-0723
                           Attention: Chief Executive Officer

If to an Investor, at such address as such Investor shall have provided in writing to the Company or such other address as such Investor furnishes by notice given in accordance with this Section 11(b).

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state (without regard to principles of conflict of laws). In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof. The parties hereto hereby submit to the exclusive jurisdiction of the United States federal courts and the state courts located in New York County, New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect an Investor's right to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

                  e. Except as otherwise provided in the Securities Purchase and Exchange Agreement or the Subscription Agreements, as applicable, this Agreement, the Securities Purchase and Exchange Agreement, the Subscription Agreements and the Articles of Amendment (including all schedules and exhibits thereto), as applicable with respect to any Investor, collectively constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. Except as otherwise provided in the Securities Purchase and Exchange Agreement or the Subscription Agreements, as applicable, this Agreement, the Securities Purchase and Exchange Agreement, the Subscription Agreements and the Articles of Amendment, as applicable with respect to any Investor, supersede all prior agreements and understandings among the parties hereto and thereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. Except as otherwise provided herein, all consents, approvals and other determinations to be made by the Investors pursuant to this Agreement shall be made by the Investors holding a majority in interest of the Registrable Securities (determined as if all of the Preferred Stock then outstanding had been fully converted into Registrable Securities
(notwithstanding any limitations on conversion applicable to the Preferred Stock)) then held by all Investors.

                  k. The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each

Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investors. For the avoidance of doubt, the number of Registrable Securities held by an Investor shall be determined as if all of the Preferred Stock then outstanding and held by an Investor were converted into or exercised for Registrable Securities (notwithstanding any limitations on conversion applicable to the Preferred Stock).

                  l. For purposes of this Agreement, the term "business day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

                  m. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Investor by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that each Investor shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof.

                  n. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

INTERACTIVE MAGIC, INC.


By:
   ---------------------------------
Name:
     -------------------------------
Its:
    --------------------------------

Initial Investors:

RGC INTERNATIONAL INVESTORS, LDC
By:      Rose Glen Capital Management, L.P.,
         Investment Manager
         By:      RGC General Partner Corp.,
                  as General Partner


By:
   ---------------------------------
      Name:
           -------------------------
      Managing Director


------------------------------------
J. W. STEALEY


VALUE MANAGEMENT & RESEARCH AG


By:
   ---------------------------------
      Name:
           -------------------------
      Title:
            ------------------------


VERTICAL FINANCIAL HOLDINGS

By:
   ---------------------------------
      Name:
           -------------------------
      Title:
            ------------------------

                                                                       EXHIBIT 1
                                                                 TO REGISTRATION
                                                                RIGHTS AGREEMENT

                                     [Date]


[Name and address
of transfer agent]

                           RE:      INTERACTIVE MAGIC, INC.

Ladies and Gentlemen:

         We are counsel to INTERACTIVE MAGIC, INC., a corporation organized under the laws of the State of North Carolina (the "COMPANY"). We understand that (i) RGC International Investors LDC ("RGC") has been issued by the Company shares of the Company's Series D Convertible Preferred Stock (the "PREFERRED STOCK"), which are convertible into shares of the Company's common stock, $.10 par value per share (the "COMMON STOCK") and (ii) each of James W. Stealey ("STEALEY"), Value Management & Research AG ("VALUE") and Vertical Financial Holdings ("VERTICAL") has been issued shares of Common Stock (collectively, the "COMMON SHARES"). The Preferred Stock was issued by the Company pursuant to a Securities Purchase and Exchange Agreement, dated as of November 8, 1999, between the Company and RGC and the Common Shares were issued to each of Stealey, Value and Vertical pursuant to their respective Subscription Agreements with the Company. Under certain circumstances, the Company is obligated to issue shares of Common Stock in connection with the conversion of the Preferred Stock. Pursuant to a Registration Rights Agreement dated as of November 11, 1999 between the Company and RGC, Stealey, Value and Vertical (the "REGISTRATION RIGHTS AGREEMENT"), the Company agreed, among other things, to register the resale of the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "SECURITIES ACT"), upon the terms provided in the Registration Rights Agreement. The shares of Common Stock issuable upon conversion of the Preferred Stock and the Common Shares are included in the Registrable Securities. In connection with the Company's obligations under the Registration Rights Agreement, on [_______________], the Company filed a Registration Statement on Form S-3 (File No. 333- [____________]) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names each of RGC, Stealey, Value and Vertical as a selling stockholder thereunder, which Registration Statement has been declared effective by the SEC.

         [Other customary introductory and scope of examination language to be inserted]

         Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

                   [Other customary language to be included.]

                                          Very truly yours,

cc: [The Investors]